                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant[ X ]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                           CAMCO FINANCIAL CORPORATION
                        -------------------------------
                (Name of Registrant as Specified In Its Charter)


    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

       1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
          O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------------
       5) Total fee paid:

          ----------------------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

          ---------------------------------------------
       2) Form, Schedule or Registration Statement No.:

          ---------------------------------------------
       3) Filing Party:

          ---------------------------------------------
       4) Date Filed:


                           CAMCO FINANCIAL CORPORATION
                               6901 GLENN HIGHWAY
                              CAMBRIDGE, OHIO 43725
                                 (740) 435-2020

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that the 2001 Annual Meeting of Stockholders of Camco Financial Corporation ("Camco") will be held at Camco's Corporate Center, 6901 Glenn Highway, Cambridge, Ohio 43725, on May 22, 2001, at 3:00 p.m., Eastern Daylight Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1.   To elect three directors of Camco for terms expiring in 2004; and

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only stockholders of Camco of record at the close of business on April 10, 2001, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Giving a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                         By Order of the Board of Directors




April 17, 2001                           Anthony J. Popp, Secretary

                           CAMCO FINANCIAL CORPORATION
                               6901 GLENN HIGHWAY
                              CAMBRIDGE, OHIO 43725
                                 (740) 435-2020

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed Proxy is being solicited by the Board of Directors of Camco Financial Corporation ("Camco") for use at the 2001 Annual Meeting of Stockholders of Camco to be held at Camco's Corporate Center, 6901 Glenn Highway, Cambridge, Ohio 43725, on May 22, 2001, at 3:00 p.m., Eastern Daylight Time, and at any adjournments thereof (the "Annual Meeting").

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

         FOR the reelection of Terry A. Feick, Anthony J. Popp and Eric G. Spann as directors of Camco for terms expiring in 2004.

         Proxies may be solicited by the directors, officers and other employees of Camco in person or by telephone, telegraph or mail only for use at the Annual Meeting and will not be used for any other meeting. Proxies may be revoked by
(a) delivering a written notice expressly revoking the Proxy to the Secretary of Camco at the above address prior to the Annual Meeting, (b) delivering a later dated Proxy to Camco at the above address prior to the Annual Meeting, or (c) attending the Annual Meeting and casting votes personally. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a Proxy. The cost of soliciting Proxies will be borne by Camco.

         Only stockholders of record as of the close of business on April 10, 2001 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such stockholder will be entitled to cast one vote for each share owned. Camco's records disclose that, as of the Voting Record Date, there were 6,952,114 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to stockholders of Camco on or about April 20, 2001.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Delaware law and Camco's Bylaws, the three nominees receiving the greatest number of votes will be elected as directors. Abstentions, shares not voted by brokers and votes withheld are not counted toward the election of directors.

                            OWNERSHIP OF CAMCO SHARES

         As of April 1, 2001, no persons were known by Camco to own beneficially more than 5% of the outstanding shares of Camco's common stock.

         The following table sets forth certain information regarding the number of shares of common stock of Camco beneficially owned by each director and nominee of Camco and by all directors and executive officers of Camco as a group as of April 1, 2001:

                                                     AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                 ----------------------------------------------
                                                 Sole voting and/or         Shared voting and/or         Percentage of
NAME AND ADDRESS (1)                               Investment Power            Investment Power        Shares Outstanding
----------------                                  ------------------       --------------------    --------------------

Richard C. Baylor                                    23,484 (2)                       3,938                     0.39%
John B. Bennet, Sr.                                  26,594 (3)                       1,649                     0.41
Larry A. Caldwell                                   101,874 (4)                     120,921                     3.19
Robert C. Dix, Jr.                                    8,835 (5)                       3,834                     0.18
Kenneth R. Elshoff                                    9,668 (6)                           -                     0.14
Terry A. Feick                                            -                           3,396                     0.05
Paul D. Leake                                       134,441 (7)                      16,729                     2.15
Anthony J. Popp                                     110,991 (8)                       1,150                     1.61
Eric G. Spann                                         3,410 (9)                           -                     0.05
Samuel W. Speck                                       5,211 (10)                     17,136                     0.32
Jeffrey T. Tucker                                    16,295 (11)                          -                     0.23
All directors and executive
 officers as a group (11 persons)                   440,803 (12)                    168,753                     8.58%
-------------------------

(1) Each of the persons listed in this table may be contacted at the address of Camco, 6901 Glenn Highway, Cambridge, Ohio 43725.

(2) This number includes 10,250 shares that may be acquired upon the exercise of options awarded under the Camco Financial Corporation 1995 Stock Option and Incentive Plan (the "1995 Stock Option Plan").

(3) This number includes 20,014 shares that may be acquired upon the exercise of options awarded under the Westwood Homestead Financial Corporation 1997 Stock Option Plan (the "Westwood Homestead Stock Option Plan") that was assumed by Camco.

(4) This number includes 25,638 shares that may be acquired upon the exercise of options awarded under the 1995 Stock Option Plan.

(5) This number includes 2,297 shares that may be acquired upon the exercise of options awarded under the 1995 Stock Option Plan.

(6) This number includes 1,050 shares that may be acquired upon the exercise of options awarded under the 1995 Stock Option Plan.

(7) This number includes 67,831 shares that may be acquired upon the exercise of options awarded under the First Ashland Financial Corporation 1995 Stock Option and Incentive Plan (the "Ashland Stock Option Plan") which was assumed by Camco.

(Footnotes continue on next page)

(8) This number includes 19,462 shares that may be acquired upon the exercise of options awarded under the 1995 Stock Option Plan.

(9) This number includes 1,050 shares that may be acquired upon the exercise of options awarded under the 1995 Stock Option Plan.

(10) This number includes 5,211 shares that may be acquired upon the exercise of options awarded under the 1995 Stock Option Plan.

(11) This number includes 3,544 shares that may be acquired upon the exercise of options awarded under the 1995 Stock Option Plan.

(12) This number includes 156,347 shares that may be acquired upon the exercise of options awarded under the 1995 Stock Option Plan, the Westwood Homestead Stock Option Plan and the Ashland Stock Option Plan.


                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         Pursuant to the Bylaws, the number of Directors of Camco has been fixed at eleven. The Board of Directors is divided into three classes. Each class serves for a three-year period.

         In accordance with Section 3.13 of the Bylaws, nominees for election as directors may be proposed only by the directors or by a stockholder who is entitled to vote for directors and who has submitted a written nomination to the Secretary of Camco by the later of the March 31st immediately preceding the annual meeting of stockholders or the sixtieth day before the first anniversary of the most recent annual meeting of stockholders held for the election of directors. Each such written nomination must state the name, age, business and residence address of the nominee, the principal occupation or employment of the nominee, the number of each class of shares of Camco owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the reelection of the following persons to terms which will expire in 2004:

                                                                                 Director
Name                              Age (1)       Position(s) held                   Since
----                              ---           ----------------                   -----

Terry A. Feick                     51                 --                           2000
Anthony J. Popp                    63           Senior Vice President,             1985
                                                Secretary and Vice
                                                Chairman
Eric G. Spann                      38                 --                           1996

------------------------

(1)  At April 1, 2001.

     The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                                Director      Term
Name                           Age (1)     Position(s) held                      Since       Expires
----                           ---         ----------------                   -- -------     -------

Richard C. Baylor                  46      President, Chief Executive Officer     2001        2003
                                             and Chief Operating Officer
John B. Bennet, Sr.                69            --                               2000        2002
Larry A. Caldwell                  64      Chairman of the Board                  1970        2002
Robert C. Dix, Jr.                 61            --                               1994        2003
Kenneth R. Elshoff                 69            --                               1997        2003
Paul D. Leake                      60            --                               1996        2003
Samuel W. Speck                    64            --                               1991        2002
Jeffrey T. Tucker                  43            --                               1987        2002

---------------------------

(1)  At April 1, 2001.


     RICHARD C. BAYLOR was named President of Camco on January 1, 2000, and Chief Executive Officer on January 1, 2001. He has been Camco's Chief Operating Officer since October 21, 1998. From October 21, 1998 until January 1, 2000, Mr. Baylor was the Executive Vice President of Camco. From August 1989 to June 1998, Mr. Baylor was employed as a Vice President of Lending by State Savings Bank, Columbus, Ohio. Mr. Baylor is also a director of each of Camco's subsidiaries. Mr. Baylor was appointed a director of Camco effective January 2001 to fill a vacancy created by an increase in the number of directors.

     JOHN B. BENNET, SR. is Chairman of the Board of Directors of Westwood Homestead Savings Bank. Dr. Bennet was appointed to the Camco Board of Directors to fill the unexpired term of Michael P. Brennan, who resigned in July 2000. Dr. Bennet was a self-employed dentist from 1958 until his retirement in December 1995.

     LARRY A. CALDWELL is the Chairman of the Board of Directors of Camco, a position he has held since January 1996. Mr. Caldwell was the Chief Executive Officer of Camco from Camco's organization in 1970 until January 1, 2001. Mr. Caldwell is also a director of Camco and each of Camco's subsidiaries.

     ROBERT C. DIX, JR. is Publisher of THE DAILY JEFFERSONIAN, Cambridge, Ohio, and is one of the five principals of the group known as Dix Communication. Mr. Dix is Executive Vice President of Wooster Republican Printing Company, which owns a group of newspapers and radio stations. Mr. Dix is also President of MDM Broadcasting, a television station holding company, which is a wholly-owned subsidiary of Wooster Republican Printing Company.

     KENNETH R. ELSHOFF retired in 1997 after 18 years of service as the President of the Ohio League of Financial Institutions.

     TERRY A. FEICK is the Superintendent of Schools for the Washington Court House City Schools, a position he has held since 1991. Mr. Feick was appointed to fill the unexpired term of James R.

Hanawalt, who retired as a director in February 2000. Mr. Feick serves as a director and the Chairman of the Board of Directors of First Federal Savings Bank of Washington Court House.

     PAUL D. LEAKE has served as the President and Chief Executive Officer of First Federal Bank for Savings ("First Savings") since 1976, and as a director of First Savings since 1977.

     ANTHONY J. POPP is Senior Vice President, Secretary and Vice Chairman of Camco. Mr. Popp retired in November 2000 as the Chief Executive Officer of Marietta Savings Bank, a position he held since 1972. Mr. Popp also serves as a member of the boards of directors of Camco Title Insurance Agency, Inc. and Marietta Savings Bank.

     ERIC G. SPANN has been the Director of the North America Supply Chain, Household Surface Care/Fabric Care for Colgate Palmolive Company since April 1999. From February 1995 to April 1999, Mr. Spann was the Director of Manufacturing at the Colgate-Palmolive plant located in Cambridge, Ohio.

     SAMUEL W. SPECK is the Director of the Ohio Department of Natural Resources. Prior to joining the cabinet of the Governor of Ohio, Dr. Speck served as President of Muskingum College, New Concord, Ohio from 1986 to 1999. Dr. Speck is also a director of Cambridge Savings Bank.

     JEFFREY T. TUCKER is a certified public accountant and a partner in the accounting firm of Tucker & Tucker, Cambridge, Ohio.

MEETINGS OF DIRECTORS

         The Board of Directors of Camco met seven times for regularly scheduled and special meetings during the year ended December 31, 2000. Each director attended at least 75% of the aggregate meetings held during his service as director.

COMMITTEES OF DIRECTORS

         The Board of Directors of Camco has a Compensation Committee, whose members are Messrs. Elshoff, Speck and Tucker. The Compensation Committee reviews and recommends to the Board of Directors compensation and directors fees for Camco and its five banking subsidiaries. The Compensation Committee met four times during 2000.

         The Board of Directors of Camco has an Audit Committee, whose members are Messrs. Dix, Feick, Spann and Tucker. The function of the Audit Committee is to recommend an audit firm to the full Board of Directors, to review and approve the annual audit report and to conduct quarterly accounting reviews. The Audit Committee met four times during 2000.

         The Board of Directors of Camco does not have a standing nominating committee. Nominees for election to the Board of Directors are selected by the entire Board.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation paid to the chief executive officer of Camco and each executive officer of Camco who received cash and cash equivalent compensation in excess of $100,000 from Camco and its subsidiaries for services rendered to Camco and its subsidiaries for the years ended December 31, 2000, 1999 and 1998:

                                               Summary Compensation Table
                                               --------------------------

                                                Annual compensation            Long term
                                                                              compensation
--------------------------------------------------------------------------------------------------------------------
                                                                                  Awards
                                                                          ------------------------
Name and principal position          Year     Salary ($)     Bonus ($)     Securities underlying         All other
                                                                            options/SARs(#) (1)       compensation (2)
----------------------------------- -------- ------------- -------------- ------------------------ -----------------------

Larry A. Caldwell,                  2000       $177,142       $38,700                 -                $  63,032
   Chief Executive Officer and      1999        167,790        54,514                 -                   59,980
   Chairman of the Board            1998        159,277        54,740             4,200                   60,374


Anthony J. Popp,                    2000       $105,114       $24,203                 -                  $43,300
   Secretary, Senior Vice           1999        111,886        29,164                 -                   47,056
   President and Vice Chairman      1998        108,700        32,989             2,625                   44,662


Richard C. Baylor, President and    2000       $109,698       $12,397             5,000                $  46,128
   Chief Operating Officer          1999        110,000         5,597                 -                  135,148
                                    1998         20,519             -             5,250                        -

-------------------------

(1) Represents the number of shares of common stock of Camco underlying options granted pursuant to the 1995 Stock Option Plan.

(2) Consists of directors' fees paid by Camco or one of its subsidiaries, employer contributions to the Camco 401(k) Plan and payment for single-premium, split-dollar life insurance policies.

STOCK OPTIONS

         The following table sets forth information regarding all grants of options to purchase shares of Camco common stock made to Mr. Baylor during 2000:

                                           Option/SAR Grants In Last Fiscal Year
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Potential Realizable
                                                                                                        Value at Assumed Annual
                                                                                                         Rates of Stock Price
                                                                                                           Appreciation for
                                                    Individual Grants                                        Option Term
-----------------------------------------------------------------------------------------------------------------------------------
                               Number of               % of Total
                               Securities         Options/SARs Granted    Exercise or
                          Underlying Options/        to Employees in       Base Price    Expiration
NAME                      SARs Granted (#)(1)        2000 Fiscal Year      ($/Share)        Date         5% ($)       10% ($)
----                      --------------------     -------------------     ----------     --------       ------       -------

Richard C. Baylor                  5,000                  46.7%              $8.94        11/28/10       $28,112      $71,240

----------------------------

(1) The options were granted on November 28, 2000. The options are intended to qualify as incentive stock options ("ISOs").


     The following table sets forth information regarding the number and value of unexercised options held by Messrs. Baylor, Caldwell and Popp at December 31, 2000:

                                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND 12/31/00 OPTION/SAR VALUES
                               -----------------------------------------------------------------------------------
                                                                  Number of Securities            Value of Unexercised
                                                                 Underlying Unexercised              "In The Money"
                                Shares                               Options/SARs at                Options/SARs at
                              Acquired on         Value                12/31/00(#)                  12/31/00(#)(1)
NAME                           Exercise(#)      Realized($)      Exercisable/Unexercisable      Exercisable/Unexercisable
----                           -----------      -----------      -------------------------      -------------------------
Richard C. Baylor                 -0-              N/A                  10,250/0                          3,425/0
Larry A. Caldwell                 -0-              N/A                  25,638/2,520                        N/A
Anthony J. Popp                   -0-              N/A                  19,462/1,575                        N/A

--------------------------

(1) The value of the options was determined by multiplying the number of "in the money" options by the difference between the applicable option exercise price and the fair market value of a share of Camco common stock, which was $9.625 on December 31, 2000, based on the closing bid price reported by The Nasdaq Stock Market.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Camco is a multiple thrift holding company and its primary holdings include 100% of the stock of five thrifts and a title insurance agency. During 2000, the Chief Executive Officer and Chairman of the Board, Larry A. Caldwell, and the President and Chief Operating Officer, Richard C. Baylor, received their compensation entirely from Camco. The other Camco executive officer in 2000, Anthony J. Popp, Senior Vice President, Secretary and Vice Chairman, received the majority of his compensation from Marietta Savings. Mr. Popp served as an executive officer of Camco on a part-time basis.

         Camco's Compensation Committee (the "Committee") recommends to Camco's Board of Directors the executive compensation for Camco executives for responsibilities at the holding company level. Recognizing holding company guidelines and oversight, the board of directors of each insured subsidiary sets the executive compensation for that subsidiary.

                      Process For Determining Compensation

         The compensation levels of the executive officers, including the Chief Executive Officer, are reviewed each year by the Committee. The Committee utilizes independent compensation surveys of officers in the thrift industry, taking into account comparable asset bases and geographic locations. The Committee also assesses each executive officer's contribution to Camco, the skills and experience of each executive officer and the ongoing potential of each executive officer. Total corporate return performance is also a consideration in determining executive officer compensation.

         Based on the foregoing factors, recommendations are made by the Committee to the Board of Directors of Camco. The Committee's recommendations are reviewed by the Board of Directors except that Board members who are also executive officers do not participate in deliberations regarding their own compensation.

             Compensation Policy Toward Executive Officers Generally

         The executive compensation policies of the Committee are designed to provide competitive levels of compensation that will attract and retain qualified executives and will reward individual performance, initiative and achievement, while enhancing overall corporate performance and shareholder value.

         The cash compensation program for executive officers consists of two elements: a base salary and a discretionary cash bonus.

         The objectives of the discretionary cash bonuses are to motivate and reward the executive officers based on each individual's contribution to the total performance of Camco and to reinforce a strong performance orientation.

                       Determination of CEO's Compensation

         The Committee determined the compensation of Mr. Caldwell in 2000 pursuant to the policies described above for executive officers. The corporate profitability measurements considered were return on equity, net income, earnings per share and return on assets. Additional corporate goals considered were merger and acquisition activities, continued updating and implementation of Camco's strategic plan and subsidiary oversight and progress.

         Submitted by the Compensation Committee of Camco's Board of Directors

         Kenneth R. Elshoff
         Samuel W. Speck
         Jeffrey T. Tucker

COMPENSATION COMMITTEE INTERLOCKS

         During 2000, no member of the Compensation Committee was a current or former executive officer or employee of Camco or one of its subsidiaries or had a reportable business relationship with Camco or one of its subsidiaries.

PERFORMANCE GRAPH

         The following graph compares the cumulative total return on Camco's common stock with the cumulative total return of an index of companies whose shares are traded on Nasdaq and a savings and loan peer group index for the same period:

                                                                               Period Ending
                                             -----------------------------------------------------------------------------------
Index                                          12/31/95     12/31/96      12/31/97      12/31/98      12/31/99      12/31/00
--------------------------------------------------------------------------------------------------------------------------------
Camco Financial Corporation                      100.00        94.91       164.48         148.36        110.30       110.21
NASDAQ - Total US                                100.00       123.04       150.69         212.51        394.94       237.68
2000 Camco Financial Peer Group**                100.00       125.57       182.97         162.92        141.55       128.88
1999 Camco Financial Peer Group***

**2000 Camco Financial Peer Group consists of the following seven thrifts:
Fidelity Bancorp, Inc., First Defiance Financial Corp., First Federal Financial Corp., PVF Capital Corp., HF Financial, Inc., HMN Financial, Inc., and Home Federal Bancorp.

SPLIT-DOLLAR PLAN

         In 1996, Camco established a split-dollar life insurance plan (the "Split-Dollar Plan") to provide life insurance coverage to certain employees whose benefit levels were potentially reduced when Camco terminated its non-contributory defined benefit pension plan. Pursuant to the terms of the Split-Dollar Plan and separate agreements entered into by each participating employee, flexible payment universal life insurance policies, which are carried on the books of Camco as tax-free earning assets, have been purchased on the lives of the employees. Upon the death of the participating employee, a beneficiary named by the employee will receive the lesser of (1) two times the employee's base salary for the 12 months preceding the month in which the employee dies, or (2) the total death proceeds of the life insurance policy. The balance of the life insurance proceeds will be payable to Camco or the applicable subsidiary and are expected to be sufficient to cover all investment costs associated with the policy. The premiums paid by Camco on behalf of the named executive officers have been included in the Summary Compensation Table under the heading "All Other Compensation."

EMPLOYMENT AGREEMENTS

         Camco has employment agreements with Mr. Caldwell and Mr. Popp (the "Employment Agreements"). The Employment Agreements each provide for a term of three years and a salary and performance review by the Board of Directors not less often than annually, at which time the Board of Directors may extend the Employment Agreements for one year. The Employment Agreements also provide for the inclusion of Mr. Caldwell and Mr. Popp in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and provide for vacation and sick leave.

         The Employment Agreements are terminable by Camco at any time. In the event of termination by Camco for "just cause," as defined in the Employment Agreements, Mr. Caldwell and Mr. Popp will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Camco other than for (1) just cause, (2) retirement at or after the normal retirement age under a qualified pension plan maintained by Camco, (3) at the end of the term of each of the Employment Agreements or (4) in connection with a "change of control," as defined in the Employment Agreements, Mr. Caldwell and Mr. Popp will each be entitled to (i) a continuation of salary payments for the remainder of the term of his Employment Agreement plus an additional twelve months, not to exceed 36 months and (ii) a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement, the date the individual becomes 65 years of age, or the date the individual becomes employed full-time by another employer. In addition, Mr. Caldwell and Mr. Popp will each be entitled to a continuation of fees as a director of Camco or any Camco subsidiary (other than Marietta Savings with respect to Mr. Popp) for the remainder of the term of his Employment Agreement plus an additional 12 months, not to exceed 36 months.

         The Employment Agreements also contain provisions with respect to the occurrence within one year after a "change of control" of (1) the termination of employment for any reason other than just cause, retirement or termination at the end of the term of the agreement, (2) a change in the capacity or circumstances in which Mr. Caldwell or Mr. Popp is employed or (3) a material reduction in Mr. Caldwell's or Mr. Popp's responsibilities, authority, compensation or other benefits provided under each Employment Agreement without the written consent of Mr. Caldwell or Mr. Popp. In the event of any such occurrence under his respective Employment Agreement, Mr. Caldwell and Mr. Popp will be entitled to payment of an amount equal to three times his average annual compensation for the three taxable years immediately preceding the termination of employment. In addition, Mr. Caldwell and Mr. Popp would be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement, the date the individual becomes 65 years of age, or the date on which the individual is included in another employer's benefit plans as a full-time employee. The maximum which either man may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to
Section 280G(b)(3) of the Code. A "change of control," as defined in each Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 10% or more of the voting stock of Camco or its subsidiaries, the control of the election of a majority of the directors of Camco or its subsidiaries or the exercise of a controlling influence over the management or policies of Camco or its subsidiaries.

CHANGE OF CONTROL AGREEMENT

         Camco has a change of control agreement with Mr. Baylor (the "Change of Control Agreement"). The Change of Control Agreement's term is one year, providing for an annual performance review by the Board of Directors, at which time the Board of Directors may extend the Change of Control Agreement for an additional one-year period.

         The Change of Control Agreement provides that if Mr. Baylor is terminated by Camco or its successors for any reason other than "just cause," as defined in the Change of Control Agreement, within six months prior to a change of control, as defined in the Change of Control Agreement, or within one year after a change of control, Camco will pay (1) Mr. Baylor an amount equal to two times the amount of his annual compensation and (2) the premiums required to maintain coverage under the health insurance plan in which Mr. Baylor is a participant immediately prior to the change of control until the earliest of (i) the first anniversary of his termination or (ii) the date Mr. Baylor is included in another employer's benefit plans. Mr. Baylor will also be entitled to the above payments if he voluntarily terminates his employment within twelve months following a change of control if (1) the present capacity or circumstances in which Mr. Baylor is employed are changed; (2) Mr. Baylor is no longer President and Chief Operating Officer; (3) Mr. Baylor is required to move his personal residence, or perform his principal executive functions, more than thirty-five miles from his primary office as of the date of the Change of Control Agreement; or (4) Camco otherwise breaches the Change of Control Agreement. Mr. Baylor is not required to mitigate the amount of any payment provided for in the Change of Control Agreement. The maximum amount that Mr. Baylor may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Code.

         A "change of control," as defined in the Change of Control Agreement, generally refers to (1) the acquisition of ownership or power to vote more than 25% of the voting stock of Camco, (2) the control of the election of a majority of the directors of Camco, (3) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Camco, cease for any reason to constitute at least a majority thereof, or (4) the acquisition by any person or entity of "conclusive control," as defined in 12 C.F.R. Section 574.4(a), or "rebuttable control," as defined in 12 C.F.R. Section 574.4(c).

SALARY CONTINUATION PLAN

         In connection with the termination of its non-contributory defined benefit pension plan, Camco implemented in 1996 a non-qualified retirement plan (the "Salary Continuation Plan") for the benefit of certain executive officers. The Salary Continuation Plan provides for continued monthly compensation to an employee, or his or her beneficiary, for 179 months following the employee's retirement at age 65 from one of Camco's subsidiaries. If the employee retires after age 55 or after having completed 15 years of full-time service (the "Early Retirement Date"), and before age 65, the Salary Continuation Plan provides for a reduced benefit. Upon a change in control of the applicable Camco subsidiary and the subsequent termination of the employee's employment, the employee is entitled to a lump sum payment of a reduced amount. If the employee's employment is terminated prior to the Early Retirement Date for any reason other than death, the employee is not entitled to receive any benefits under the Salary Continuation Plan. Mr. Popp retired during 2000 at age 63 and began receiving a reduced benefit of $517.25 per month, which will continue for 179 months. The Salary Continuation Plan does not provide for payments to Mr. Caldwell upon his retirement.

DIRECTOR COMPENSATION

         During the year ended December 31, 2000, each director of Camco received $1,600 for each meeting of the Board of Directors of Camco attended. In addition, directors who were not executive officers of Camco received a fee of $400 for each committee meeting attended, except that if the committee meeting was held on the same day as a Board of Directors' meeting the fee was $200.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the federal securities laws, Camco's directors and executive officers and persons holding more than 10% of the common shares of Camco are required to report their ownership of common shares and any changes in such ownership to the Securities and Exchange Commission and to Camco. To Camco's knowledge, based solely on a review of such reports furnished to Camco and written representations that no other reports were required during the fiscal year ended December 31, 2000, all Section 16(a) filings were timely filed.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of Camco is comprised of three directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit Camco's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit A.

         As required by the Charter, the Audit Committee received and reviewed the report of Grant Thornton, LLP ("Grant Thornton") regarding the results of their audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1. The Audit Committee determined that the provision by Grant Thornton of the services discussed in the Section ALL OTHER FEES included below is compatible with maintaining Grant Thornton's independence. The Audit Committee reviewed the audited financial statements with the management of Camco. A representative of Grant Thornton also discussed with the Audit Committee the independence of Grant Thornton from Camco, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

- Grant Thornton's responsibilities in accordance with generally accepted auditing standards

- The initial selection of, and whether there were any changes in, significant accounting policies or their application
-    Management's judgments and accounting estimates
-    Whether there were any significant audit adjustments
-    Whether there were any disagreements with management
-    Whether there was any consultation with other accountants
- Whether there were any major issues discussed with management prior to Grant Thornton's retention
-    Whether Grant Thornton encountered any difficulties in performing the audit
- Grant Thornton's judgments about the quality of Camco's accounting principles
- Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the SEC.

Robert C. Dix, Jr.
Terry A. Feick
Eric G. Spann

AUDIT FEES

         During the fiscal year ended December 31, 2000, Grant Thornton billed Camco $96,605 in fees for professional services in connection with the audit of Camco's annual financial statements and the review of financial statements included in Camco's Forms 10-Q.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During the 2000 fiscal year, Camco did not incur fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to Camco's financial statements.

ALL OTHER FEES

         During fiscal year 2000, Grant Thornton billed Camco $66,890 in fees for services rendered by Grant Thornton for all accounting services other than the services discussed under the headings AUDIT FEES and FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES above.

                   PROPOSALS OF STOCKHOLDERS AND OTHER MATTERS

         Any proposals of stockholders intended to be included in Camco's proxy statement for the 2002 Annual Meeting of Stockholders (other than nominations for directors, as explained herein at "BOARD OF DIRECTORS - Election of Directors") should be sent to Camco by certified mail and must be received by Camco not later than December 21, 2001. In addition, if a stockholder intends to present a proposal at the 2002 Annual Meeting without including the proposal in the proxy materials related to the meeting, and if the proposal is not received by March 6, 2002, then the proxies designated by the Board of Directors of Camco for the 2002 Annual Meeting of Shareholders of Camco may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED POSTAGE PAID ENVELOPE.

                                           By Order of the Board of Directors



April 20, 2001                             Anthony J. Popp, Secretary

                                    EXHIBIT A

                           CAMCO FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER
                             (ADOPTED MAY 23, 2000)

ORGANIZATION

         This Charter governs the operations of the Audit Committee of Camco Financial Corporation (the "Company"). The Company's Board of Directors will appoint at least three independent directors to serve on the Committee. Members of the Committee shall be considered independent if they have no relationship which, in the opinion of the Company's Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. All Committee members shall be able to read and understand the Company's fundamental financial statements, including the balance sheet, income statement and cash flow statement, and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Satisfaction of these independence, financial literacy and experience requirements shall be determined in accordance with the applicable rules of The Nasdaq Stock Market, Inc.

STATEMENT OF POLICY

         The Committee shall assist the Company's Board in fulfilling its oversight responsibility to shareholders, the investment community and governmental bodies relating to the Company's financial statements and financial reporting process, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements. In so doing, the Committee will maintain free and open means of communication between the directors, the independent accountant, the internal auditors, and the Company's financial management.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principals. That is the responsibility of management and the Company's independent accountant.

RESPONSIBILITIES

          In carrying out its responsibilities and duties, the Committee shall:

          1. Meet at least once per quarter.

         2. Review and reassess the adequacy of this Charter periodically as conditions dictate, but at least annually.

         3. Review and discuss with management the Company's annual financial statements and the independent accountant's opinion rendered with respect to such financial statements.

         4. Recommend to the Board the selection of the independent accountant, considering independence and effectiveness, to audit the financial statements of the Company and its divisions and subsidiaries, if any.

         5. Evaluate, together with the Board, the performance of the independent accountant, and, if so determined by the Committee, recommend that the Board replace the independent accountant.

         6. Communicate to the independent accountant that they are ultimately accountable to the Board and the Committee, as the shareholders' representatives.

         7. Ensure that the independent accountant submit to the Committee periodically a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard 1 ("ISBS No. 1"), and engage in active dialog with the independent accountant about all disclosed relationships or services that may impact the objectivity and independence of the independent accountant.

         8. Review the performance of the independent accountant and consult with the independent accountant out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements. The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS No. 61") and an explanation from the independent accountant of the factors considered by the independent accountant in determining the audit's scope. The independent accountant should confirm that no limitations have been placed on the scope or nature of the audit.

         9. Review with management, the independent accountant and the internal auditor any difficulties or disagreements encountered during the course of the audit, as well as any improvements that could be made in the audit or internal control procedures.

         10. Receive communications, if any, from the independent accountant with respect to interim financial information before the filing of the Quarterly Report on Form 10-Q with the Securities and Exchange Commission and discuss such communications with management of the Company. The chair of the Committee may represent the entire Committee for purposes of this receipt of communications and discussion with management.

         11. Prepare a report to be included in the Proxy Statement for the Company's annual meeting of shareholders. As required by the regulations of the Securities and Exchange Commission, the report must state whether the Committee has (i) reviewed and discussed the audited financial statements with management;
(ii) discussed with the independent accountant the matters required to be discussed by SAS No. 61; (iii) received and discussed with the independent accountant the matters required by ISBS No. 1; and (iv) recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year. The name of each Committee member must appear below the report.

         12. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           CAMCO FINANCIAL CORPORATION

           CAMCO FINANCIAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS
                                  May 22, 2001

         The undersigned stockholder of Camco Financial Corporation ("Camco") hereby constitutes and appoints Samuel W. Speck and Jeffrey T. Tucker, or either one of them, as the proxies of the undersigned with full power of substitution and resubstitution, to vote at the 2001 Annual Meeting of Stockholders of Camco to be held at Camco's Corporate Center, 6901 Glenn Highway, Cambridge, Ohio 43725, on May 22, 2001, at 3:00 p.m. Eastern Daylight Time (the "Annual Meeting"), all of the shares of Camco common stock which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy
Statement:

1.   The election of three directors:

     [  ]     FOR all nominees                 [  ]    WITHHOLD authority to
              listed below                             vote for all nominees
              (except as marked to the                 listed below:
                contrary below):

                                         Terry A. Feick
                                         Anthony J. Popp
                                         Eric G. Spann

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-------------------------------------------------------------------------------


     IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.


2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" the nominees listed above.

UNLESS THIS PROXY IS REVOKED, THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED ABOVE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS A DIRECTOR IF A NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE ANNUAL MEETING.

At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2001 Annual Meeting of Stockholders of Camco and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                ------------------------------
Signature                                   Signature


----------------------------                ------------------------------
Print or Type Name                          Print or Type Name


Dated:                                      Dated:
       ---------------------                       -----------------------

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.